UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY
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David W. Harris

I, David W. Harris, appoint Christopher Grinnell, Christopher Conner and/or Dexter Hoffman, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed in Appendix A attached hereto, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ David W. Harris	Dated as of March 25, 2026
David W. Harris
Chairman

Appendix A

Union Security Life Insurance Company of New York Power of Attorney
Dated as of March 25, 2026
Filed on Form N-4
File Numbers:

033-71686
033-71688
333-20343
333-278735
333-278736

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY
- - - - - - - - - -

Tyler Harris

I, Tyler Harris, appoint Christopher Grinnell, Christopher Conner and/or Dexter Hoffman, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed in Appendix A attached hereto, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Tyler Harris	Dated as of March 25, 2026
Tyler Harris
Director and President

Appendix A

Union Security Life Insurance Company of New York Power of Attorney
Dated as of March 25, 2026
Filed on Form N-4
File Numbers:

033-71686
033-71688
333-20343
333-278735
333-278736

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY
- - - - - - - - - -

John McGettigan

I, John McGettigan, appoint Christopher Grinnell, Christopher Conner and/or Dexter Hoffman, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed in Appendix A attached hereto, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ John McGettigan	Dated as of March 25, 2026
John McGettigan
Director and Executive Vice President,
General Counsel & Secretary

Appendix A

Union Security Life Insurance Company of New York Power of Attorney
Dated as of March 25, 2026
Filed on Form N-4
File Numbers:

033-71686
033-71688
333-20343
333-278735
333-278736

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY
- - - - - - - - - -

Kent Lamb

I, Kent Lamb, appoint Christopher Grinnell, Christopher Conner and/or Dexter Hoffman, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed in Appendix A attached hereto, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Kent Lamb	Dated as of March 25, 2026
Kent Lamb
Director and Co-Chief Financial Officer

Appendix A

Union Security Life Insurance Company of New York Power of Attorney
Dated as of March 25, 2026
Filed on Form N-4
File Numbers:

033-71686
033-71688
333-20343
333-278735
333-278736

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY
- - - - - - - - - -

Geneva Harris

I, Geneva Harris, appoint Christopher Grinnell, Christopher Conner and/or Dexter Hoffman, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed in Appendix A attached hereto, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Geneva Harris	Dated as of March 25, 2026
Geneva Harris
Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney
Dated as of 25, 2026
Filed on Form N-4
File Numbers:

033-71686
033-71688
333-20343
333-278735
333-278736

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY
- - - - - - - - - -

Dale Oldham

I, Dale Oldham, appoint Christopher Grinnell, Christopher Conner and/or Dexter Hoffman, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed in Appendix A attached hereto, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Dale Oldham	Dated as of March 25, 2026
Dale Oldham
Independent Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney
Dated as of March 25, 2026
Filed on Form N-4
File Numbers:

033-71686
033-71688
333-20343
333-278735
333-278736

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY
- - - - - - - - - -

Dr. James "Mitch" Foster

I, Dr. James "Mitch" Foster, appoint Christopher Grinnell, Christopher Conner and/or Dexter Hoffman, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed in Appendix A attached hereto, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Dr. James "Mitch" Foster	Dated as of March 26, 2026
Dr. James "Mitch" Foster
Independent Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney
Dated as of March 26, 2026
Filed on Form N-4
File Numbers:

033-71686
033-71688
333-20343
333-278735
333-278736

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY
- - - - - - - - - -

Phil Martin

I, Phil Martin, appoint Christopher Grinnell, Christopher Conner and/or Dexter Hoffman, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed in Appendix A attached hereto, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Phil Martin	Dated as of March 25, 2026
Phil Martin
Independent Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney
Dated as of March 25, 2026
Filed on Form N-4
File Numbers:

033-71686
033-71688
333-20343
333-278735
333-278736

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY
- - - - - - - - - -

Daniel Hargraves

I, Daniel Hargraves, appoint Christopher Grinnell, Christopher Conner and/or Dexter Hoffman, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed in Appendix A attached hereto, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Daniel Hargraves	Dated as of March 27, 2026
Daniel Hargraves
Independent Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney
Dated as of March 27, 2026
Filed on Form N-4
File Numbers:

033-71686
033-71688
333-20343
333-278735
333-278736

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY
- - - - - - - - - -

Stephen Miller

I, Stephen Miller, appoint Christopher Grinnell, Christopher Conner and/or Dexter Hoffman, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed in Appendix A attached hereto, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Stephen Miller	Dated as of March 25, 2026
Stephen Miller
Independent Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney
Dated as of March 25, 2026
Filed on Form N-4
File Numbers:

033-71686
033-71688
333-20343
333-278735
333-278736